UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K


                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

                      NOVEMBER 19, 2007 (NOVEMBER 15, 2007)
                Date of Report (Date of earliest event reported)

                              HC INNOVATIONS, INC.
             (Exact name of registrant as specified in its charter)

----------------------------      ---------------------      -------------------
          DELAWARE                       0-52197                 04-3570877
----------------------------      ---------------------      -------------------
(State or other jurisdiction      (Commission File No.)         (IRS Employer
      of incorporation)                                      Identification No.)
----------------------------      ---------------------      -------------------


                          10 PROGRESS DRIVE, SUITE 200
                                SHELTON, CT 06484
          (Address of principal executive offices, including zip code)

       Registrant's telephone number, including area code: (203) 925-9600

                         SIX CORPORATE DRIVE, SUITE 420
                                SHELTON, CT 06484
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)


|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)


|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))


|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

FORWARD-LOOKING STATEMENTS

Statements in this Current Report on Form 8-K (including the exhibit) that are not purely historical facts, including statements regarding HC Innovation's beliefs, expectations, intentions or strategies for the future, may be "forward-looking statements" under the Private Securities Litigation Reform Act of 1995. All forward-looking statements involve a number of risks and uncertainties that could cause actual results to differ materially from the plans, intentions and expectations reflected in or suggested by the forward-looking statements. These risks include the HC Innovation's entry into new commercial businesses, the risk of obtaining financing, delays in obtaining regulatory approvals, recruiting and retaining qualified personnel, potential litigation and other risks described in the HC Innovation's Securities and Exchange Commission filings. Risk factors, cautionary statements and other conditions which could cause HC Innovation's actual results to differ from management's current expectations are contained in HC Innovation's filings with the Securities and Exchange Commission. HC Innovations undertakes no obligation to update any forward-looking statement to reflect events or circumstances that may arise after the date of this filing.

ITEM 2.02.  RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

On November 15, 2007, HC Innovations, Inc. ("HCI" or the "Company") issued a press release relating to its financial results for its 2007 third quarter, which ended September 30, 2007.

A copy of the press release is attached as Exhibit 99.1.

The information in this Current Report on Form 8-K (including the exhibit) is furnished pursuant to Item 2.02 and shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing made by HCI under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.

ITEM 8.01 OTHER EVENTS.

Effective as of November 16, 2007, the Company moved its corporate headquarters. Its new address is 10 Progress Drive, Suite 200, Shelton, CT 06484.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(a) FINANCIAL STATEMENTS OF BUSINESS ACQUIRED.

Not applicable.

(b) PRO FORMA FINANCIAL INFORMATION.

Not applicable.

(c) SHELL COMPANY TRANSACTIONS.

Not applicable.

(d) EXHIBITS.

EXHIBIT       DESCRIPTION
NUMBER

99.1* HC Innovations, Inc. Press Release, dated November 15, 2007, entitled "HC INNOVATIONS REPORTS THIRD QUARTER RESULTS Revenues Increase 93% Over Prior Year Quarter."



* Filed herewith

                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned thereunto duly authorized.


November 19, 2007                   HC INNOVATIONS, INC.


                               By:  /s/ David Chess, MD
                                    -------------------
                                    Name:  David Chess, MD
                                    Title: Chief Executive Officer and President

                                INDEX TO EXHIBITS


EXHIBIT       DESCRIPTION
NUMBER

99.1* HC Innovations, Inc. Press Release, dated November 15, 2007, entitled "HC INNOVATIONS REPORTS THIRD QUARTER RESULTS Revenues Increase 93% Over Prior Year Quarter."



* Filed herewith.